UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your **Vote** Counts!

CHINA AUTOMOTIVE SYSTEMS, INC.

2025 Annual Meeting

Vote by June 24, 2025

11:59 PM ET

GENERAL BROKER

P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in CHINA AUTOMOTIVE SYSTEMS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 25, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 25, 2025
9:00 AM LST

Second Floor Meeting Room, Henglong Group
No. 88 Jingsha Avenue, Jingzhou City
Hubei Province, the People's Republic of China

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CHINA AUTOMOTIVE SYSTEMS, INC.
2025 Annual Meeting
Vote by June 24, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Elect five directors of the Company to hold office until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified. **Nominees:** 01) Hanlin Chen 02) Qizhou Wu 03) Guangxun Xu 04) Robert Wei Cheng Tung 05) Tao Liu	For
2.	Approve an advisory (non-binding) proposal concerning the Company's named executive officer compensation program.	For
3.	Approve an advisory (non-binding) proposal concerning the frequency of holding future advisory votes on executive compensation.	3 Years
4.	Approve an amendment to the Company's 2004 Stock Option Plan to extend its term for another ten (10) years (through June 27, 2035).	For
5.	Ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company's independent auditors for the fiscal year ending December 31, 2025.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

FLASHID-JOB#

1.00000
322,224
148,294